O'SHAUGHNESSY FUNDS, INC.
                                 35 Mason Street
                          Greenwich, Connecticut 06830
                            Telephone: 1-877-OSFUNDS

                           (the "O'Shaughnessy Funds")
                      O'Shaughnessy Cornerstone Value Fund
                      O'Shaughnessy Cornerstone Growth Fund
                 (each, a "Fund," and collectively, the "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 28, 2000
                            AS AMENDED APRIL 26, 2000

This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the current Prospectus of each Fund (each, a "Fund Prospectus"), dated January 28, 2000. A copy of each Fund's Prospectus may be obtained by calling or writing to the relevant Fund at the telephone number or address shown above. This SAI is incorporated by reference into each Fund Prospectus, as applicable.


                                TABLE OF CONTENTS


INVESTMENT POLICIES AND LIMITATIONS ................................... B-2
DIRECTORS AND OFFICERS ................................................ B-10
MANAGEMENT OF THE FUNDS ............................................... B-12
PORTFOLIO TRANSACTIONS ................................................ B-14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................... B-15
VALUATION OF SHARES ................................................... B-16
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES ...................... B-17
PERFORMANCE INFORMATION ............................................... B-18
OTHER INFORMATION ..................................................... B-20
FINANCIAL STATEMENTS OF THE FUNDS ..................................... B-21
OPTIONS AND FUTURES (Appendix)......................................... B-22

                       INVESTMENT POLICIES AND LIMITATIONS

         The following supplements the information contained in the Fund Prospectus concerning the investment policies and limitations of O'Shaughnessy Cornerstone Growth Fund ("Cornerstone Growth Fund") and O'Shaughnessy Cornerstone Value Fund ("Cornerstone Value Fund"). Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) (the "Manager") serves as investment advisor to each Fund. See "Management of the Funds." Effective March 27, 2000, the O'Shaughnessy Aggressive Growth Fund and the O'Shaughnessy Dogs of the Market(TM) Fund were merged into the Cornerstone Growth Fund and the Cornerstone Value Fund, respectively.

         O'Shaughnessy Capital Management, Inc. has agreed in principle to sell certain of its assets and license certain of its proprietary processes to Edward
J. Hennessy, Incorporated (the "Transaction"). As part of the Transaction, subject to approval of the Funds' shareholders, it is contemplated that Edward
J. Hennessy, Incorporated will become the new investment adviser of the Funds pursuant to an investment management agreement that is identical in all material respects to the current agreement between the Funds and O'Shaughnessy Capital Management, Inc., including the rate of advisory fees. On April 10, 2000, the Board of Directors of O'Shaughnessy Funds, Inc. approved the new investment management agreement for the Funds, which is intended to be submitted for shareholder approval during the early summer. If shareholders approve the new investment management agreement the Transaction is expected to be completed shortly thereafter. It is contemplated that after the Transaction is completed, the Funds' investment objectives and investment policies and strategies will remain unchanged.

         SPECIAL CONSIDERATIONS RELATING TO DEPOSITORY RECEIPTS. As noted in the applicable Fund Prospectus, the Funds may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

         Many of the foreign securities held in the form of ADRs by the Funds are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

         ILLIQUID SECURITIES. Although it is not expected that either Fund will invest in illiquid securities, each of the Funds may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, which do not mature within seven days, or which the Manager, in accordance with guidelines approveded by the Board of Directors, has not determined to be liquid and includes, among other things, purchased over-the-counter ("OTC") options and repurchase agreements maturing in more than seven days. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

         The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in each Fund and reports periodically on such decisions to the Board of Directors.

         REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

         At the time of entering into the repurchase agreement the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

         LENDING OF FUND SECURITIES. In accordance with applicable law, each Fund may lend portfolio securities (representing not more than 33 1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified to earn additional income, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

         CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's Strategy, or to meet redemption requests. The Manager will not generally use investments in cash and short-term securities for temporary defensive purposes.

         Short-term securities in which the Funds may invest include certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities.

         The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund's total assets at any time.

         BORROWING. Each Fund may borrow money in an amount up to 33% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy.

         FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES. The Funds may purchase securities under a firm commitment agreement or on a when-issued basis. Firm commitment agreements and when-issued purchases call for the purchase of securities at an agreed-upon price on a specified future date, and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated. A Fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Funds will not enter into such transactions for the purpose of leveraging, and accordingly, will segregate liquid assets with its custodian equal (on a daily market-to-market basis) to the amount of its commitment to purchase the when-issued securities and securities subject to the firm commitment agreement.

         HEDGING AND RETURN ENHANCEMENT STRATEGIES. As discussed in the applicable Fund Prospectus, the Funds may use a variety of financial instruments ("Hedging Instruments"), including options on securities and securities indices, futures contracts on securities and securities indices (sometimes referred to as "futures") and options on futures contracts, to attempt to (i) hedge their respective investments by managing their respective exposure to changes in securities prices or by adjusting their respective overall exposure to certain markets, or (ii) enhance their respective income or (iii) protect the value of their respective portfolio securities. The particular Hedging Instruments are described in Appendix A to this SAI.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

         Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

         Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

         The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Additional Information about Dividends and Taxes" below.

         In addition to the products, strategies and risks described below and in the applicable Fund Prospectus, the Manager expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. The Manager may utilize these opportunities to the extent that they are consistent with the respective Fund's investment objectives and permitted by the respective Fund's investment limitations and applicable regulatory authorities. The applicable Fund Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Fund Prospectus.

         SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

         (1) Successful use of most Hedging Instruments depends upon the Manager's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Manager is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security held by a Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

         (4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a Fund security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting covered position in securities, or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets as cover or segregated accounts could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS.  The Funds may  purchase  put and/or call  options,  and write
(sell) covered put and call options on equity and stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options.

         If the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described above under "Illiquid Securities."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction.
Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

         The Funds may purchase or write exchange-traded and/or OTC options. Currently, many options on equity securities are exchange-traded.
Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the
"contra party") to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefits of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

         Futures strategies also can be used to manage the average duration of an investment by a Fund. If the Manager wishes to shorten the average duration of an investment by a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of an investment by a Fund, the Fund may buy a futures contract or a call option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Fund will trade options on futures on any exchange or board of trade unless, in the Manager's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

         LIMITATIONS ON THE USE OF FUTURES. The Funds have represented to the CFTC that they: (1) will use future contracts and options thereon traded on a commodities exchange solely in bona fide hedging transactions or, alternatively
(2) will not enter into futures contracts and options thereon traded on a commodities exchange for which the aggregate initial margin and premiums exceed

5% of the liquidation value of a Fund's portfolio (calculated in accordance with CFTC regulations). As a matter of operating policy, initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of a Fund's net asset value.

         INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted. Pursuant to such restrictions and policies, no Fund may:

         (1) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), certificates of deposit and bankers' acceptances.

         (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this limitation;

         (3) purchase securities on margin, except for short-term credit necessary for clearance of Fund transactions and except that a Fund that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

         (4) purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (5) purchase or sell commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options;

         (6) make loans, except through loans of Fund securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the applicable Fund Prospectus and this SAI shall not be deemed to be the making of a loan, and provided further that the lending of Fund securities and repurchase agreements may be made only in accordance with applicable law and the applicable Fund Prospectus and this SAI as it may be amended from time to time;

         (7) borrow money or issue senior securities, except that each Fund may borrow in an amount up to 33-1/3% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the applicable Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund.

         (8) underwrite securities of the issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 Act, as amended, in selling portfolio securities.

         The following investment restrictions (or operating policies) may be changed in respect of a Fund by the Board of Directors without shareholder approval. No Fund may:

         (a)  make  investments  for  the  purpose  of  exercising   control  or
management;

         (b) make short sales of securities or maintain a short position, except to the extent permitted by applicable law;

         (c) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;

         (d) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act (a "Rule 144A security") and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (d).

         (e)  write,  purchase  or  sell  puts,  calls  straddles,   spreads  or
combinations thereof, except to the extent permitted in the applicable Fund Prospectus and this SAI, as they may be amended from time to time.

                             DIRECTORS AND OFFICERS

The Directors and officers of O'Shaughnessy Funds, their business addresses and principal occupations during the past five years are listed below. Unless otherwise indicated, each person's address is 60 Mason Street, Greenwich, Connecticut 06830. Unless noted otherwise, each person has held the position listed for a minimum of five years.


Name, Age and Address      Position with the Fund       Other Business Activities in Past 5 Years
---------------------      ----------------------       -----------------------------------------
James P. O'Shaughnessy*    Director, President      Chairman and Chief Executive Officer of the Manager
Age: 39                    and Treasurer

C. Flemming Heilmann       Director                 President and Director,  Danish American,  N.Y.; Former
                                                    Chairman and CEO, Brockway Standard,  Inc.,  1989-1994;
Age: 60                                             Director:  Porter Chadburn, Inc.; Porter Chadburn, plc;
                                                    Wheaton,  Inc.;  Danish  American  Chamber of Commerce,
                                                    N.Y.;   American   Friends  of  Cambridge   University;
                                                    Trustee: Royal Wessanen Group U.S. Trust.

D. Thomas Abbott           Director                 Chairman  and Chief  Executive  Officer,  Mees  Pierson
                                                    Holdings, Inc. (merchant banking)

Joseph John McAleer        Director                 Founder  and  President,  MCA  Associates,  Inc.  (ship
Age: 69                                             broker);  General Partner,  Sixtus Limited Partnership;
                                                    President  and  Director,   Salesian  Sisters  Partners
                                                    Circle;   Trustee,   American  Merchant  Marine  Museum
                                                    Foundation

Steven J. Paggioli         Vice President           Executive Vice President and Director, Wadsworth Group;
Age: 50                    and Secretary            Vice  President  of  First  Fund  Distributors,   Inc.;
                                                    Executive Vice President of the Administrator

* Interested person, as defined in the 1940 Act.

         Pursuant to the terms of the Management Agreement (defined below) with O'Shaughnessy Funds on behalf of the Funds, the Manager pays the compensation of all officers and Directors who are affiliated persons of the Manager. Pursuant to the terms of the Administration Agreement (defined below), the Administrator pays the compensation of all officers that are affiliated persons of the Administrator.

         O'Shaughnessy Funds pays Directors who are not interested persons of the O'Shaughnessy Funds (each, a "disinterested Director") fees for serving as Directors. Specifically, O'Shaughnessy Funds pay each disinterested Director a $9,750 annual retainer paid quarterly, together with such Director's out-of-pocket expenses relating to attendance at meetings. Each Fund pays one quarter of the foregoing fees.

         The following table sets forth the aggregate compensation the Funds paid to the disinterested Directors for the fiscal year ended September 30, 1999.

                        Aggregate     Pension or Retirement
                      Compensation     Benefits Accrued as    Total Compensation
Name of Director       From Funds*    Part of Fund Expenses   From Fund Complex*
----------------       -----------     ---------------------  ------------------
C. Flemming Heilmann     $9,750               None                   $9,750
Robert E. Ix             $9,750               None                   $9,750
Joseph John McAleer      $9,750               None                   $9,750

----------
* During the fiscal period ended September 30, 1999, aggregate directors fees and expenses in the amount of $29,596 were allocated to the Funds. Mr. Robert
   E. Ix resigned as a Director of the Funds effective December 31, 1999.

         Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or officer.

         As of the date of this SAI, the officers and Directors of the O'Shaughnessy Funds as a group (5 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

         As of December 31, 1999, the following shareholders owned more than 5% of the outstanding voting securities of:

         Dogs of the Market Fund:
            Charles Schwab & Co., Inc. for Exclusive Benefit of Customers San Francisco, CA 94104; 28.88%

            Merrill Lynch Pierce Fenner & Smith Inc. for Exclusive Benefit of its Customers
            Jacksonville, FL 32246; 6.74%

         Aggressive Growth Fund:
            Charles Schwab & Co., Inc. for Exclusive Benefit of Customers, San Francisco, CA 94104; 21.54%

            National Investor Services Corp. for Exclusive Benefit of Customers New York, NY 10041; 7.55%

         Cornerstone Value Fund:
            Charles Schwab & Co., Inc. for Exclusive Benefit of Customers, San Francisco, CA 94104; 41.75%

            National Investor Services Corp. for Exclusive Benefit of Customers New York, NY 10041; 6.93%

         Cornerstone Growth Fund:
            Charles Schwab & Co., Inc. for Exclusive Benefit of Customers,
             San Francisco, CA 94104; 31.78%

            Enjayco Omnibus Account
            Milwaukee, WI; 13.95%

                             MANAGEMENT OF THE FUNDS

         THE MANAGER. The Manger acts as the investment manager of each Fund pursuant to a management agreement with O'Shaughnessy Funds on behalf of each Fund (the "Management Agreement"). Under the Management Agreement, O'Shaughnessy Funds pays the Manager a fee in respect of each Fund, computed daily and payable monthly, at the annual rate of 0.74% of each Fund's average daily net assets. The Manager is wholly owned and controlled by James P. O'Shaughnessy and his immediate family.

         Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian, administrator or transfer and dividend disbursing agent.

         Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of O'Shaughnessy Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of O'Shaughnessy Funds or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to disinterested Directors; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodian, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by O'Shaughnessy Funds or the Fund; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

         Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by O'Shaughnessy Funds or any Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by O'Shaughnessy Funds in respect of a Fund or by the Manager upon 60 days' prior written notice.

         During the fiscal year ended September 30, 1997, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $17,218, $92,933, $42,147 and $26,765, respectively, in advisory fees. For the same period, the Manager waived fees and reimbursed expenses of the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund in the amounts of $87,309, $8,879, $46,300 and $71,199, respectively.

         During the fiscal year ended September 30, 1998, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $93,549, $573,605, $152,188 and $126,357, respectively, in advisory fees. For the same period, the Manager reimbursed fees and expenses of the Aggressive Growth Fund in the amount of $22,305.

         During the fiscal year ended September 30, 1999, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $74,894, $783,280, $204,286 and $164,117, respectively, in advisory fees. For the same period, the Manager reimbursed fees and expenses of the Aggressive Growth Fund and Dogs of the Market Fund in the amounts of $27,163 and $92,281, respectively.

         THE ADMINISTRATOR. O'Shaughnessy Funds, on behalf of the Funds, has retained Investment Company Administration, LLC, 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018 (the "Administrator") to provide administration services to each Fund pursuant to an administration agreement between O'Shaughnessy Funds and the Administrator (the "Administration Agreement"). The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings), marketing materials, tax returns and shareholder reports; review and payment of Fund expenses; monitoring and oversight of the activities of the Funds' other servicing agents (i.e. transfer agent, custodian, accountants, etc.); and maintaining books and records of the Funds; and administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of O'Shaughnessy Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. For its services, each Fund pays the Administrator a fee each month at the annual rate of 0.10% of the first $200 million of a Fund's average daily net assets and 0.03% of such net assets over $200 million. During the fiscal year ended September 30, 1997, the Administrator received a total of $64,377 in administration fees from the Funds. For the fiscal year ended September 30, 1998, the Administrator received a total of $126,059 in administration fees from the Funds and waived an additional $68,044. For the fiscal year ended September 30, 1999, the Administrator received a total of $205,483 in administration fees from the Funds but waived $31,892 of those fees.

         THE DISTRIBUTOR. O'Shaughnessy Funds, on behalf of the Funds, has retained First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261 E, Phoenix, AZ 85018 (the "Distributor") to provide distribution-related services to each Fund in connection with the continuous offering of the Fund's shares. The Distributor provides such services to the Funds at no cost to the Funds. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into selected dealer agreements. The Administrator and the Distributor are under common control and are, therefore, considered affiliates of each other.

         CODE OF ETHICS. The Board of Directors of O'Shaughnessy Funds and the Manager and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes restrict the investing activities of O'Shaughnessy Funds officers, Directors and advisory persons and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

         All persons covered by the Manager's Code of Ethics are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning record keeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, all persons covered by the Code of Ethics are prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund subject to certain de minimus exceptions. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security and a ban on short-term trading in securities.

                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers as may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

         The Manager may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund.
Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

         Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

         The  Funds  paid  the   following   amounts  in   portfolio   brokerage
commissions:

                  Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                  September 30, 1997    September 30, 1998    September 30, 1999
                  ------------------    ------------------    ------------------
Aggressive Growth      $ 15,035             $ 56,518              $ 56,606
Cornerstone Growth      134,182              313,452               480,937
Cornerstone Value        18,816               41,323                86,912
Dogs of the Market       12,893               31,508                24,203

         PORTFOLIO TURNOVER. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities.

         As described above, the Funds may engage in options transactions. The options activities of a Fund may affect its turnover rate, the amount of brokerage commissions paid by a Fund and the realization of net short-term capital gains.
High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Additional Information about Distributions and Taxes" below.

         The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities. For the fiscal year ended September 30, 1998, the Aggressive Growth Fund, Cornerstone Growth Fund and Dogs of the Market Fund had a portfolio turnover rate of 206.30%, 119.98% and 44.35%, respectively. For the fiscal year ended September 30, 1999, the Aggressive Growth Fund, Cornerstone Growth Fund and Dogs of the Market Fund had a portfolio turnover rate of 193.84%, 125.19 and 63.31%, respectively. For the fiscal years ended September 30, 1999 and 1998, the Cornerstone Value Fund had a portfolio turnover rate of 122.79% and 51.56%, respectively. The increase in portfolio turnover during the 1999 fiscal year was due to the rebalancing of the Fund's portfolio securities and to increased activity by investors buying and selling shares of the Fund. When cash comes into the Fund or is needed to meet redemptions of Fund shares, the Fund must purchase or sell portfolio securities to meet this cash availability or need.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Reference is made to "Information About Your Account -- Purchase of Shares; -- Redemption of Shares" in each Fund Prospectus for additional information about purchase and redemption of Fund shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King. Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

         O'Shaughnessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for O'Shaughnessy Funds to dispose of securities owned by it or to determine fairly the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's securities at the time.

         O'Shaughnessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. O'Shaughnessy Funds uses some or all of the following procedures to process telephone redemptions: (1) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

         The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "Net Asset Value," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES

         The net asset value for the shares of each Fund will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

         For all Funds, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value.

         When market quotations for options and futures positions held by the Funds are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Funds, are not available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

         When a Fund writes a put or call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES

         The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, a Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. In order to qualify, the Fund generally must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in such stock or securities; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have no more than 25% the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from a Fund's net realized capital gains (including long-term gains from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. The maximum capital gains rate for individuals is 20%. Not later than 60 days after the close of its taxable year, the Funds will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

         Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

         Redemptions and exchanges of a Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

         Ordinary income dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding exemption is provided under the applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined in general, on an October 31 year end, plus certain undistributed amounts from previous years. While each fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with O'Shaughnessy Funds or who, to O'Shaughnessy Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

         Dividends and gain on the sale or exchange of shares in a Fund may also be subject to state and local taxes.

         Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                             PERFORMANCE INFORMATION

         Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

         Certain historical performance information for the Cornerstone Value Strategy and the Cornerstone Growth Strategy, the respective investment strategies of the Cornerstone Growth Fund and Cornerstone Value Fund, is included in the Fund Prospectus relating to the Cornerstone Value and Cornerstone Growth Funds. See "Performance" in the Funds' Prospectus.

         CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return with respect to the shares of a Fund is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Fund's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

         PERFORMANCE COMPARISONS. Each Fund may from time to time include the Total Return and the Average Annual Total Return of its shares in advertisements or in information furnished to shareholders.

         The following are the Funds' average annual total returns for the period ending September 30, 1999*:

                             From Inception
                           (November 1, 1996)         One Year
                           ------------------         --------
Aggressive Growth                16.10%                43.51%
Cornerstone Growth               12.68%                29.15%
Cornerstone Value                 8.89%                17.12%
Dogs of the Market               10.01%                10.36%

----------
* Certain expenses of the Aggressive Growth Fund and Dogs of the Market Fund have been waived or reimbursed from inception through September 30, 1999 and certain expenses of the Cornerstone Value Fund and Cornerstone Growth Fund have been waived or reimbursed from inception through September 30, 1997. Accordingly return figures are higher than they would have been had such expenses not been waived or reimbursed.

         Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

         The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock market performance. The following are the indices against which the Funds may compare performance:

         The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include industrial, transportation and financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

         The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

         The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

         The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 Index's market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

         In reports or other communications to shareholders, O'Shaughnessy Funds may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with: (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds,
(2)  IBC/Donoghue's   Money  Fund  Report,  (3)  other  appropriate  indices  of investment securities and averages for peer universes of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager derived from such indices or averages.

                                OTHER INFORMATION

         HISTORY. The Funds are organized as separate investment portfolios or series of the O'Shaughnessy Funds, a Maryland corporation which was incorporated on May 20, 1996 under the name "O'Shaughnessy Funds, Inc" and a diversified open-end management investment company registered under the 1940 Act.

         DESCRIPTION OF SHARES. Each Fund is authorized to issue 25,000,000 shares of a single class, par value $0.0001 per share.

         The Articles of Incorporation of O'Shaughnessy Funds authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

         Shareholders of O'Shaughnessy Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the Investment Company Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter which does not affect the interest of a particular series, such series shall not be entitled to any vote and only the holders of shares of the affected series shall be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of O'Shaughnessy Funds, in which event the holders of the remaining shares are unable to elect any person as a director.

         Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund director.

         REGISTRATION STATEMENT. This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this SAI and the Fund Prospectuses as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

         COUNSEL AND AUDITORS. The law firm of Swidler, Berlin, Shereff, Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, counsel to the Funds, has passed upon the legality of the shares offered by the Fund Prospectuses. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent auditors for the Funds.

         TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT. Firstar Mutual Fund Services, LLC ("Firstar"), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent, custodian and fund accountant for the Funds. As custodian, Firstar will be responsible for, among other things, receipt of and disbursement funds from the Fund's account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities. As fund accountant, Firstar will provide the Funds with various services including: portfolio and tax accounting, valuation, expense accrual and payment, compliance control and financial reporting.

                        FINANCIAL STATEMENTS OF THE FUNDS

         PricewaterhouseCoopers, LLP, serves as independent auditors of the Funds. PricewaterhouseCoopers, LLP, on an annual basis, will audit the financial statements prepared by the Manager and express an opinion on such financial statements based on their audits.

         The audited financial statements for the Funds for the period ended September 30, 1999 are incorporated by reference herein and appear in the annual reports of the Funds, copies of which are available at no charge by calling 1-800-797-0773.

                                   APPENDIX A

                               OPTIONS AND FUTURES

         The Funds may use the following Hedging Instruments:

         Options on Securities -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

         Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

         Stock Index Futures Contracts -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         Interest Rate Futures Contracts -- Interest rates futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.